UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): February 8, 2022

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39120	84-2421185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Capitol Blvd. Suite 1000 Boise, Idaho (Address of principal executive offices)		83702 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 8, 2022, US Ecology, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Republic Services, Inc., a Delaware corporation (“Parent”), and Bronco Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent.

At the effective time of the Merger (“Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock owned by Parent or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the Effective Time or for which appraisal rights have been demanded properly in accordance with Section 262 of the General Corporation Law of the State of Delaware), will be converted into the right to receive $48.00 per share in cash, without interest (the “Merger Consideration”).

At the Effective Time:

•	each outstanding stock option of the Company with an exercise price per share of Company Common Stock less than the Merger Consideration that is outstanding immediately prior to the Effective Time, whether vested or unvested (each, a “Cash-Out Option”), will automatically become fully vested and will be cancelled and entitle the holder of such Cash-Out Option to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (a) the number of shares of Company Common Stock subject to the Cash-Out Option multiplied by (b) the excess of the Merger Consideration over the per-share exercise price of such Cash-Out Option, and any such stock option of the Company that is not a Cash-Out Option outstanding immediately prior to the Effective Time, whether vested or unvested, will automatically be cancelled without any consideration paid to the holder thereof.

•	each performance stock unit (“PSU”) outstanding immediately prior to the Effective Time will automatically become fully vested and will be cancelled and thereafter entitle the holder of such PSU to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (a) the number of shares of Company Common Stock equal to the greater of (i) the target number of shares of Company Common Stock with respect to such PSU as defined and set forth in the applicable award agreement and (ii) the number of shares of Company Common Stock determined based upon the actual level of achievement through the latest practicable date prior to the Effective Time, as determined by the compensation committee of the board of directors of the Company (the “Company Board”) prior to the Effective Time multiplied by (b) the Merger Consideration.

•	each restricted stock unit (“RSU”) outstanding immediately prior to the Effective Time will automatically become fully vested and will be cancelled and thereafter entitle the holder of such RSU to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (a) the number of shares of Company Common Stock subject to such RSU multiplied by (b) the Merger Consideration.

•	each restricted share award outstanding immediately prior to the Effective Time will automatically become fully vested and will be cancelled and thereafter entitle the holder of such restricted share award to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (a) the number of shares of Company Common Stock subject to such restricted share multiplied by (b) the Merger Consideration.

At the Effective Time, and in accordance with the terms of each warrant to purchase shares of Company Common Stock governed by that certain Assignment, Assumption and Amendment to the Warrant Agreement between the Company and Contingent Stock Transfer & Trust Company, dated as of November 1, 2019 (the “Warrant Agreement” and such warrants, the “Warrants”) and that is issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder of any such Warrant, Parent will cause the surviving corporation to issue a replacement warrant to each holder thereof that complies with and satisfies the applicable terms and conditions of the Warrant Agreement, providing that such replacement warrant will be exercisable for an amount in cash, without interest, determined in accordance with the Warrant Agreement.

The consummation of the Merger (the “Closing”) is subject to certain conditions, including (i) the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (the “Company Stockholder Approval”), (ii) (a) the expiration or termination of any waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), (b) receipt of other required regulatory approvals, and (iii) the absence of any law or order restraining, enjoining or otherwise prohibiting the Merger. Each of Parent’s, Merger Sub’s, and the Company’s obligation to consummate the Merger is also subject to additional customary conditions, including (x) subject to specific standards, the accuracy of the representations and warranties of the other party, and (y) performance in all material respects by the other party of its obligations under the Merger Agreement.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the earlier of the Closing or the date that the Merger Agreement is terminated in accordance with its terms. Parent has agreed to customary covenants related to treatment of employees and their compensation and benefits after Closing.

Notwithstanding the above, in the event the Merger does not close by March 31, 2023, the Company may make in-cycle grants of stock options, PSUs, RSUs or restricted shares to eligible recipients in the ordinary course of business, and at the Effective Time, any such new awards shall roll over into awards of Parent that maintain, to the extent reasonably practicable, the terms and conditions applicable to such awards upon grant, including with respect to the remaining vesting conditions.

Under the Merger Agreement, the Company will be subject to “no-shop” restrictions and will not, subject to certain exceptions set forth in the Merger Agreement, (i) solicit or knowingly encourage inquiries or proposals relating to alternative acquisition transactions or (ii) engage in discussions or negotiations regarding, or provide any non-public information to third parties in connection with, alternative acquisition proposals. In addition, the Company has agreed that, subject to certain exceptions, the Company Board will not withdraw its recommendation to the Company’s stockholders in favor of the adoption of the Merger Agreement.

The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Parent a Termination Fee of $46,253,000, including if (i) Parent terminates the Merger Agreement because the Company Board changes its recommendation regarding the Merger Agreement, (ii) the Company terminates the Merger Agreement prior to the receipt of the Company Stockholder Approval to enter into an acquisition agreement with a third-party with respect to a superior proposal or (iii) Parent or the Company terminates the Merger Agreement in certain circumstances and, in any such case, prior to such termination, a takeover proposal by a third-party shall have been publicly disclosed and not publicly withdrawn and within 12 months following the date of termination, the Company shall have entered into an alternative transaction agreement (whether or not relating to a takeover proposal made, communication or publicly disclosed prior to the termination of the Merger Agreement).

The Merger Agreement also provides that if the Merger Agreement is terminated because (i) of the issuance of a nonappealable court order or legal restraint prohibiting the transaction for antitrust reasons or (ii) the transactions have not been consummated by August 8, 2023, and at such time, antitrust approval for the transaction has not been obtained but the other conditions to Closing have been satisfied, then Parent will be required to reimburse the Company for 50% of its reasonable and documented out-of-pocket expenses incurred in connection with the Merger up to $5,000,000 (i.e., Parent's reimbursement shall not exceed $2,500,000).

The Merger Agreement requires Parent and the Company to use its reasonable best efforts to take all actions to consummate the Merger, including using its reasonable best efforts to obtain antitrust approval. In using their reasonable best efforts to obtain antitrust approval, the parties are required to take any and all steps necessary, proper or advisable to avoid or eliminate each and every impediment and any proceeding instituted or threatened by a governmental entity or private party under the HSR Act or any other antitrust law that is asserted with respect to the Merger or any other transaction contemplated by this Agreement so as to enable the consummation of such transactions to occur, including, among other things, to (i) oppose any such challenge, promptly appeal any adverse decision or order by a governmental entity with respect thereto and litigate any such challenge to a final non-appealable order and (ii) subject to certain exceptions and limitations, propose, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of any such assets, businesses, services, products, product lines, relationships or contractual rights of Parent or Merger Sub or the Company (or any of their respective subsidiaries or affiliates).

The Merger Agreement has been filed as Exhibit 2.1 to this report to provide investors and securities holders with certain information regarding its terms. It is not intended to provide any other factual information about the parties to the Merger Agreement. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in a confidential disclosure letter that the parties exchanged in connection with signing the Merger Agreement. In addition, these representations and warranties (i) were made as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securities holders, and (iii) were made only as of the date of the Merger Agreement or as of such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures (and the Company undertakes no obligation to update with respect thereto). Investors and securities holders should not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

If the Merger is consummated, the Company Common Stock and Warrants will be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934.

Item 7.01 Regulation FD Disclosure.

On February 9, 2022, the Company issued a joint press release with Parent announcing the transactions contemplated by the Merger Agreement. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the HSR Act, and (d) other conditions to the consummation of the merger under the merger agreement may not be satisfied; (2) the effects that any termination of the merger agreement may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the merger is not completed, (b) the merger agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers and suppliers) may be adversely affected, or (e) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on the Company’s ability to operate its business, return capital to shareholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against the Company and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”). Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither the Company nor Parent assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This report may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Parent and the Company. In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Shareholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Primary Investor Relations contact at aziegler@darrowir.com or (201) 220-2678.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC on April 13, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 8, 2022, by and among US Ecology, Inc., Republic Services, Inc., and Bronco Acquisition Corp.

99.1	Joint Press Release, dated February 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and similar attachments upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US ECOLOGY, INC.

Date: February 10, 2022	By	/s/ Eric L. Gerratt
Eric L. Gerratt Executive Vice President and Chief Financial Officer